Exhibit 10.2

FIRST AMENDMENT TO SECURITY AGREEMENT

This First Amendment to Security Agreement (this “Amendment”) is entered into as of September 30, 2014, by and between JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (“Borrower”), and WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as administrative agent (in such capacity “Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (defined below).

WHEREAS, Borrower, Agent, and Lenders have entered into that certain Credit Agreement dated as of February 7, 2008 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

WHEREAS, the Borrower and Agent are parties to that certain Security Agreement dated as of February 7, 2008 (as amended, restated, modified or supplemented from time to time, the “Security Agreement”); and

WHEREAS, Borrower, Agent and Lenders are entering into that certain Sixth Amendment to Credit Agreement of even date herewith, and in connection with the foregoing, Borrower and Agent have agreed to amend the Security Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Amendment to Security Agreement. The Security Agreement is hereby amended as follows:

(a) Clause (e) of Section 2 of the Security Agreement is hereby amended and restated in its entirety as follows:

(e) [Reserved];

(b) Clause (m) of Section 2 of the Security Agreement is hereby amended by deleting the phrase “equipment,” contained therein.

(c) Section 6(g)(iv) of the Security Agreement is hereby amended and restated in its entirety as follows:

(iv) On the date on which a Compliance Certificate is to be delivered pursuant to Section 5.3 of the Credit Agreement (or, if an Event of Default has occurred and is continuing, more frequently if requested by Agent), each Grantor shall provide Agent with a written report of all new Patents, Trademarks or Copyrights that are registered or the subject of pending applications for registrations, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent-to-use trademark applications.

(d) Schedule 1 to the Security Agreement is hereby amended and restated in its entirety as set forth on Schedule 1 attached hereto.

2. Continuing Effect. Except as expressly set forth in Section 1 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of any of the Loan Documents, or a waiver of any other terms or provisions thereof, and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

3. Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and Lenders, both before and after giving effect to this Amendment:

(a) All representations and warranties of Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); and

(b) No Default or Event of Default has occurred and is continuing; and

(c) This Amendment constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

4. Miscellaneous.

(a) Governing Law. THE VALIDITY OF THIS AMENDMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the 30th day of September, 2014.

JOHN B. SANFILIPPO & SON, INC.,
a Delaware corporation

By:	/s/ Michael J. Valentine
Title:	Chief Financial Officer

Signature Page to First Amendment to Security Agreement

WELLS FARGO CAPITAL FINANCE, LLC
(f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as Agent

By:	/s/ Matt Mouledous
Name:	Matt Mouledous
Title:	Vice President

Signature Page to First Amendment to Security Agreement